                                                                 Exhibit 4.3.1.2

                             PUBLIC SERVICE COMPANY
                                OF NEW HAMPSHIRE
                                       AND
                            FIRST UNION NATIONAL BANK

          Formerly Known as FIRST FIDELITY BANK, NATIONAL ASSOCIATION,
                                   NEW JERSEY

             Successor to BANK OF NEW ENGLAND, NATIONAL ASSOCIATION
             (Formerly Known as NEW ENGLAND MERCHANTS NATIONAL BANK)
                                     and to
             NEW BANK OF NEW ENGLAND, NATIONAL ASSOCIATION, TRUSTEE



                         TWELFTH SUPPLEMENTAL INDENTURE
                          Dated as of December 1, 2001

                           TO ISSUE SERIES I, J and K
                              FIRST MORTGAGE BONDS


              $89,250,000 First Mortgage Bonds (Series I due 2021)

              $89,250,000 First Mortgage Bonds (Series J due 2021)

           $108,985,000 5.45% First Mortgage Bonds (Series K due 2021)


                     THE SERIES I AND J FIRST MORTGAGE BONDS
                     CREATED BY THIS SUPPLEMENTAL INDENTURE
           CONTAIN PROVISIONS FOR CHANGES IN THE INTEREST RATE THEREON

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THIS TWELFTH SUPPLEMENTAL INDENTURE dated as of December 1, 2001, between PUBLIC
SERVICE COMPANY OF NEW HAMPSHIRE (hereinafter with its successors and assigns generally called the Company), a corporation duly organized and existing under the laws of the State of New Hampshire, having its principal place of business at 1000 Elm Street in Manchester, New Hampshire 03101, and FIRST UNION NATIONAL BANK, formerly known as First Fidelity Bank, National Association, New Jersey, successor in trust to Bank of New England, National Association (formerly known as New England Merchants National Bank) and to New Bank of New England, National Association (hereinafter with its successors in trust generally called the Trustee), a national banking association duly organized and existing under the laws of the United States of America, having its corporate trust office at 21 South Street, 3rd Floor, Morristown, New Jersey 07960, and duly authorized to execute the trusts hereof.

WHEREAS, the Company heretofore duly executed and delivered to Bank of New England, National Association (formerly known as New England Merchants National
Bank), as predecessor trustee, its General and Refunding Mortgage Indenture (hereinafter, as amended by the Tenth Supplemental Indenture dated as of May 1, 1991, generally referred to as the "Original Indenture" and sometimes referred to, with each and every prior indenture supplemental thereto and each and every other instrument, including this Twelfth Supplemental Indenture, which the Company, pursuant to the provisions thereof, may execute with the Trustee and which is therein stated to be supplemental to the Original Indenture, as the "Indenture"), dated as of August 15, 1978, but actually executed on September 20, 1978, and recorded, among other places, in Hillsborough County, New Hampshire, Registry of Deeds, Book 2640, Page 334, in York County, Maine, Registry of Deeds, Book 2417, Page 01, in Concord, Vermont, Land Records, Book 44, Page 129A, and in the Office of the Secretary of the State of Connecticut in Volume 56, Page G of Railroad Mortgages (together with certificates with respect thereto recorded in the Town Clerk's offices of Waterford and Berlin, Connecticut), to which this instrument is supplemental, and in modification and confirmation thereof has executed and delivered (i) to Bank of New England, National Association (formerly known as New England Merchants National Bank) as predecessor trustee nine duly recorded indentures supplemental thereto, (ii) to First Fidelity Bank, National Association, New Jersey, as trustee, a Tenth Supplemental Indenture dated as of May 1, 1991 (hereinafter generally referred to as the Tenth Supplemental Indenture) and (iii) to First Union National Bank, as trustee, an Eleventh Supplemental Indenture dated as of April 1, 1998 (hereinafter generally referred to as the Eleventh Supplemental Indenture) thereto duly recorded, whereby substantially all the properties of the Company used by it in its business, whether then owned or thereafter acquired, with certain reservations, exceptions and exclusions fully set forth in the Original Indenture were given, granted, bargained, sold, transferred, assigned, pledged, mortgaged and conveyed to the Trustee, its successors and assigns, in trust upon the terms and conditions set forth therein to secure its General and Refunding Mortgage Bonds issued and to be issued thereunder, and for other purposes more particularly specified therein; and

WHEREAS, on January 6, 1991, Bank of New England, National Association was declared insolvent, and New Bank of New England, National Association, pursuant to a purchase and assumption agreement dated as of January 6, 1991 between it and the Federal Deposit Insurance Corporation as receiver of Bank of New England, National Association, acquired and succeeded to all of the right, title, interest, authority and appointment of Bank of New England, National Association, as Trustee under the Indenture, which succession and appointment were ratified and confirmed by the Board of Directors of the Company on February 21, 1991, all as more particularly recited in the Agreement as to Resignation of Trustee and Appointment of Successor Trustee (the "Resignation and Appointment Agreement"), by and among the Company, New Bank


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of New England, National Association, and First Fidelity Bank, National
Association, New Jersey, recorded with the Tenth Supplemental Indenture; and

WHEREAS, pursuant to the Resignation and Appointment Agreement, New Bank of New England, National Association resigned as successor trustee and First Fidelity Bank, National Association, New Jersey succeeded to the trusts created by the Indenture; and

WHEREAS, First Fidelity Bank, National Association, New Jersey changed its name to First Union National Bank and remains as Trustee under the Indenture; and

WHEREAS, pursuant to The Third Amended Joint Plan of Reorganization (the "Plan"), dated December 28, 1989 (Case No. 88- 00043), as confirmed by order of the United States Bankruptcy Court for the District of New Hampshire dated April 20, 1990, all bonds outstanding under the First Mortgage Indenture dated as of January 1, 1943, as from time to time amended and supplemented, between the Company and Old Colony Trust Company, as trustee (to which each of The First National Bank of Boston and Maryland National Bank has been successor trustee) have been paid in full and said First Mortgage Indenture has been released and is of no further force or effect, all bonds outstanding under the Third Mortgage Indenture dated as of February 15, 1986, as from time to time amended and supplemented, between the Company and First Fidelity Bank, National Association, New Jersey, as trustee, have been paid in full and said Third Mortgage Indenture has been released and is of no further force or effect, and all bonds issued prior to the date of execution of the Tenth Supplemental Indenture and outstanding under the Indenture have been paid in full; and

WHEREAS, the actions contemplated by the Resignation and Appointment Agreement and the Tenth Supplemental Indenture have been authorized and directed by Order of the United States Bankruptcy Court for the District of New Hampshire dated January 18, 1991 in Case No. 88-00043, which Order authorized certain transactions and procedures necessary to consummate the Plan and approved certain modifications of the Plan related thereto; and

WHEREAS, all applicable requirements of the Plan and said Order have been complied with; and

WHEREAS, pursuant to the Tenth Supplemental Indenture the Company effected the amendments to the Indenture specified in the Tenth Supplemental Indenture, including amendments to reflect the release and discharge of the Company's First Mortgage Indenture dated as of January 1, 1943, as supplemented and amended, and to reflect that, as a result, the Indenture is now a First Mortgage Indenture, the bonds issued and to be issued under the Indenture will be First Mortgage Bonds of the Company, and the Original Indenture as it may heretofore and hereafter be supplemented and amended shall henceforth be known and referred to as the


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Company's First Mortgage Indenture dated as of August 15, 1978; and

WHEREAS, the Company by appropriate and sufficient corporate action in conformity with the terms of the Indenture duly caused to be issued seven new series of bonds under the Indenture designated First Mortgage Bonds, Series A through G, said Series A through Series G Bonds being in an aggregate principal amount of $858,985,000 and consisting of fully registered bonds containing the terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in Schedule B to the Tenth Supplemental Indenture; and

WHEREAS, on May 15, 1996, $172,500,000 aggregate principal amount of the Company's 8 7/8% First Mortgage Bonds, Series A, matured and were paid and canceled; and

WHEREAS, as of April 1, 1998 the Company by appropriate and sufficient corporate action in conformity with the terms of the Indenture duly caused to be issued a new series of bonds under the Indenture designated First Mortgage Bonds, Series H, said Series H Bonds being in an aggregate principal amount of $75,000,000 and containing the terms and provisions duly fixed and determined by the Board of Directors of the Company and expressed in Schedule A to the Eleventh Supplemental Indenture; and

WHEREAS, on May 15, 1998, $170,000,000 aggregate principal amount of the Company's 9.17% First Mortgage Bonds, Series B, matured and were paid and canceled; and

WHEREAS, on April 22, 1999, the Revolving Credit Agreement dated as of April 23, 1998 (the "Credit Agreement") terminated, the Credit Borrowings thereunder were indefeasibly paid in full in accordance with the terms thereof and the obligations of the several Lenders to make Advances to the Company under the Credit Agreement were terminated; the bonds of Series H were deemed paid and all obligations of the Company to pay the principal of, premium, if any, and interest on the bonds of Series H was satisfied and discharged; and the $75,000,000 aggregate principal amount of the Company's First Mortgage Bonds, Series H, were canceled; and

WHEREAS, as of March 30, 2001 the Company sold its interest in the Millstone II Nuclear Generating Station, located in Waterford, Connecticut, and with the sale of said property, no longer owns any property located in Connecticut which is subject to the lien of the Indenture, and is no longer subject to the jurisdiction of the Connecticut Department of Public Utility Control; and

WHEREAS, the Company has purchased, constructed or otherwise acquired certain additional property not heretofore specifically described in the Indenture but which is and is intended to be


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subject to the lien thereof, and proposes specifically to subject such additional property to the lien of the Indenture at this time; and

WHEREAS, pursuant to a Series A Loan and Trust Agreement dated as of October 1, 2001 (herein called the "Series A PCRB Agreement"), by and among the Business Finance Authority of the State of New Hampshire (herein called the "Authority"), the Company and State Street Bank and Trust Company, as trustee (herein called the "Series A PCRB Trustee"), the Authority is, concurrently herewith, issuing $89,250,000 in principal amount of its Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 2001 Tax-Exempt Series A) (herein called the "Series A PCR Bonds") and loaning the proceeds from the sale of the Series A PCR Bonds to the Company. Proceeds of the loan will be used to refund
(i) the Authority's $66,000,000 aggregate principal amount 7.65% Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Tax-Exempt Series A) (the "1991 Series A Bonds"), and (ii) a portion of the Authority's $112,500,000 aggregate principal amount 7.65% Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Tax-Exempt Series C) (the "1991 Series C Bonds"). The proceeds of the 1991 Series A Bonds and the 1991 Series C Bonds were used to finance and refinance a portion of the Company's share of expenditures, including financing costs, relating to the construction of certain pollution control, sewage and/or solid waste disposal facilities required for the operation of the Seabrook nuclear-fueled, steam electric generating plant, Unit 1, located in Seabrook, New Hampshire, in which the Company owned an undivided 35.6% interest; and

WHEREAS, the Series A PCR Bonds are special obligations of the Authority, payable solely out of the revenues and other receipts, funds and moneys derived by the Authority under the Series A PCRB Agreement and from any amounts otherwise available under the Series A PCRB Agreement for the payment of the Series A PCR Bonds, and such revenues and other receipts, funds, moneys and amounts are, pursuant to the Series A PCRB Agreement, assigned and pledged by the Authority to the Series A PCRB Trustee as security for the Series A PCR Bonds and include loan payments required to be made by the Company to the Series A PCRB Trustee for the account of the Authority pursuant to the Series A PCRB Agreement in amounts equal to the amounts payable with respect to the Series A PCR Bonds; and

WHEREAS, in consideration of the loan being provided by the Authority under, and pursuant to the provisions of, the Series A PCRB Agreement, the Company has agreed to issue $89,250,000 principal amount of its First Mortgage Bonds, Series I (hereinafter generally referred to as the "Series I Bonds" or the "bonds of Series I") to evidence and secure the Company's obligation under the Series A PCRB Agreement to make loan payments as aforesaid and to provide security for the Series A PCR Bonds; and


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WHEREAS, pursuant to a Series B Loan and Trust Agreement dated as of October 1,
2001 (herein called the "Series B PCRB Agreement"), by and among the Authority, the Company and State Street Bank and Trust Company, as trustee (herein called the "Series B PCRB Trustee"), the Authority is, concurrently herewith, issuing $89,250,000 in principal amount of its Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 2001 Tax-Exempt Series B) (herein called the "Series B PCR Bonds") and loaning the proceeds from the sale of the Series B PCR Bonds to the Company. Proceeds of the loan will be used to refund a portion of the 1991 Series C Bonds. The proceeds of the 1991 Series C Bonds were used to finance and refinance a portion of the Company's share of expenditures, including financing costs, relating to the construction of certain pollution control, sewage and/or solid waste disposal facilities required for the operation of the Seabrook nuclear-fueled, steam electric generating plant, located in Seabrook, New Hampshire, in which the Company owned an undivided 35.6% interest; and

WHEREAS, the Series B PCR Bonds are special obligations of the Authority, payable solely out of the revenues and other receipts, funds and moneys derived by the Authority under the Series B PCRB Agreement and from any amounts otherwise available under the Series B PCRB Agreement for the payment of the Series B PCR Bonds, and such revenues and other receipts, funds, moneys and amounts are, pursuant to the Series B PCRB Agreement, assigned and pledged by the Authority to the Series B PCRB Trustee as security for the Series B PCR Bonds and include loan payments required to be made by the Company to the Series B PCRB Trustee for the account of the Authority pursuant to the Series B PCRB Agreement in amounts equal to the amounts payable with respect to the Series B PCR Bonds; and

WHEREAS, in consideration of the loan being provided by the Authority under, and pursuant to the provisions of, the Series B PCRB Agreement, the Company has agreed to issue $89,250,000 principal amount of its First Mortgage Bonds, Series J (hereinafter generally referred to as the "Series J Bonds" or the "bonds of Series J") to evidence and secure the Company's obligation under the Series B PCRB Agreement to make loan payments as aforesaid and to provide security for the Series B PCR Bonds; and

WHEREAS, pursuant to a Series C Loan and Trust Agreement dated as of October 1, 2001 (herein called the "Series C PCRB Agreement"), by and among the Authority, the Company and State Street Bank and Trust Company, as trustee (herein called the "Series C PCRB Trustee"), the Authority is, concurrently herewith, issuing $108,985,000 in principal amount of its Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 2001 Tax-Exempt Series C) (herein called the "Series C PCR Bonds") and loaning the proceeds from the sale of the Series C PCR Bonds to the Company. Proceeds of the loan will be used to refund the


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Authority's $108,985,000 aggregate principal amount 7.50% Pollution Control
Revenue Bonds (Public Service Company of New Hampshire Project - 1991 Tax-Exempt Series B) (the "1991 Series B Bonds"). The proceeds of the 1991 Series B Bonds were used to finance and refinance a portion of the Company's share of expenditures, including financing costs, relating to the construction of certain pollution control, sewage and/or solid waste disposal facilities required for operation of the Seabrook nuclear-fueled, steam electric generating plant, located in Seabrook, New Hampshire, in which the Company owned an undivided 35.6% interest; and

WHEREAS, the Series C PCR Bonds are special obligations of the Authority, payable solely out of the revenues and other receipts, funds and moneys derived by the Authority under the Series C PCRB Agreement and from any amounts otherwise available under the Series C PCRB Agreement for the payment of the Series C PCR Bonds, and such revenues and other receipts, funds, moneys and amounts are, pursuant to the Series C PCRB Agreement, assigned and pledged by the Authority to the Series C PCRB Trustee as security for the Series C PCR Bonds and include loan payments required to be made by the Company to the Series C PCRB Trustee for the account of the Authority pursuant to the Series C PCRB Agreement in amounts equal to the amounts payable with respect to the Series C PCR Bonds; and

WHEREAS, in consideration of the loan being provided by the Authority under, and pursuant to the provisions of, the Series C PCRB Agreement, the Company has agreed to issue $108,985,000 principal amount of its First Mortgage Bonds, Series K (hereinafter generally referred to as the "Series K Bonds" or the "bonds of Series K") to evidence and secure the Company's obligation under the Series C PCRB Agreement to make loan payments as aforesaid and to provide security for the Series C PCR Bonds; and

WHEREAS, the execution and delivery of this Twelfth Supplemental Indenture and the issue of not exceeding Eighty Nine Million Two Hundred Fifty Thousand Dollars ($89,250,000) in aggregate principal amount of bonds of Series I, Eighty Nine Million Two Hundred Fifty Thousand Dollars ($89,250,000) in aggregate principal amount of bonds of Series J and One Hundred Eight Million Nine Hundred Eighty Five Thousand Dollars ($108,985,000) in aggregate principal amount of bonds of Series K, and other necessary actions have been duly authorized by the Executive Committee of the Board of Directors of the Company;

WHEREAS, the Company proposes to execute and deliver this Twelfth Supplemental Indenture to provide for the issue of the bonds of Series I, J and K and to confirm the lien of the Indenture on the property referred to below, all as permitted by Section 15.1 of the Original Indenture; and

WHEREAS, all acts and things necessary to make the initial issue


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of the Series I, J and K Bonds, when executed by the Company and authenticated by the Trustee and delivered as in the Original Indenture provided, the legal, valid and binding obligations of the Company according to their terms and to make this Twelfth Supplemental Indenture a legal, valid and binding instrument for the security of the bonds, in accordance with its and their terms, have been done and performed, and the execution and delivery of this Twelfth Supplemental Indenture has in all respects been duly authorized;

NOW, THEREFORE, in consideration of the premises, and of the acceptance of said Series I, J and K First Mortgage Bonds by the holder thereof, and of the sum of $1.00 duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, and in confirmation of and supplementing the Original Indenture as previously supplemented by said eleven preceding supplemental indentures, and in performance of and compliance with the provisions thereof, said Public Service Company of New Hampshire, by these presents, does give, grant, bargain, sell, transfer, assign, pledge, mortgage and convey unto First Union National Bank, as Trustee, as provided in the Original Indenture, as previously supplemented and amended and as supplemented by this Twelfth Supplemental Indenture, and its successor or successors in the trust thereby and hereby created, and its and their assigns,
(a) all and singular the property, and rights and interests in property, described in the Original Indenture and the eleven preceding supplemental indentures (said first nine supplemental indentures, as amended by the Tenth Supplemental Indenture, together with the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture, hereinafter referred to as the Preceding Supplemental Indentures), and thereby conveyed, pledged, assigned, transferred and mortgaged, or intended so to be (said descriptions in said Original Indenture and the Preceding Supplemental Indentures being hereby made a part hereof to the same extent as if set forth herein at length), whether then or now owned or thereafter or hereafter acquired, except such of said properties or interests therein as may have been released or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture, and (b) also, but without in any way limiting the generality of the foregoing, all the right, title and interest of the Company, now owned or hereafter acquired, in and to the rights, titles, interests and properties described or referred to in Schedule D hereto attached and hereby made a part hereof as fully as if set forth herein at length, in all cases not specifically reserved, excepted and excluded; the foregoing property, and rights and interests in property, being located in the following listed municipalities in New Hampshire and unincorporated areas in Coos County, New Hampshire, as well as in various municipalities in the States of Maine, Vermont and elsewhere:

BELKNAP COUNTY - Alton, Barnstead, Belmont, Center Harbor, Gilford, Gilmanton, Laconia, Meredith, New Hampton, Sanbornton,


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Tilton;

CARROLL COUNTY - Albany, Brookfield, Chatham, Conway, Eaton, Effingham, Freedom, Madison, Moultonboro, Ossipee, Sandwich, Tamworth, Tuftonboro, Wakefield, Wolfeboro;

CHESHIRE COUNTY - Alstead, Chesterfield, Dublin, Fitzwilliam, Gilsum, Harrisville, Hinsdale, Jaffrey, Keene, Marlborough, Marlow, Nelson, Richmond, Rindge, Roxbury, Stoddard, Sullivan, Surry, Swanzey, Troy, Westmoreland, Winchester;

COOS COUNTY - Bean's Grant, Berlin, Cambridge, Carroll, Chandler's Purchase, Clarksville, Colebrook, Columbia, Crawford's Purchase, Dalton, Dummer, Errol, Gorham, Green's Grant, Jefferson, Lancaster, Martin's Location, Milan, Millsfield, Northumberland, Pinkham's Grant, Pittsburg, Randolph, Shelburne, Stark, Stewartstown, Stratford, Success, Thompson & Meserve's Purchase, Wentworth's Location, Whitefield;

GRAFTON COUNTY - Alexandria, Ashland, Bath, Bethlehem, Bridgewater, Bristol, Campton, Easton, Enfield, Franconia, Grafton, Hebron, Holderness, Landaff, Lincoln, Lisbon, Littleton, Lyman, Orange, Plymouth, Rumney, Sugar Hill, Thornton, Woodstock;

HILLSBOROUGH COUNTY - Amherst, Antrim, Bedford, Bennington, Brookline, Deering, Francestown, Goffstown, Greenfield, Greenville, Hancock, Hillsborough, Hollis, Hudson, Litchfield, Lyndeborough, Manchester, Mason, Merrimack, Milford, Mont Vernon, Nashua, New Boston, New Ipswich, Pelham, Peterborough, Sharon, Temple, Weare, Wilton, Windsor;

MERRIMACK COUNTY - Allenstown, Andover, Boscawen, Bow, Bradford, Canterbury, Chichester, Concord, Danbury, Dunbarton, Epsom, Franklin, Henniker, Hill, Hooksett, Hopkinton, Loudon, Newbury, New London, Northfield, Pembroke, Pittsfield, Salisbury, Sutton, Warner, Webster, Wilmot;

ROCKINGHAM COUNTY - Auburn, Atkinson, Brentwood, Candia, Chester, Danville, Deerfield, Derry, East Kingston, Epping, Exeter, Fremont, Greenland, Hampstead, Hampton, Hampton Falls, Kensington, Kingston, Londonderry, New Castle, Newfields, Newington, Newmarket, Newton, North Hampton, Northwood, Nottingham, Portsmouth, Raymond, Rye, Sandown, Seabrook, South Hampton, Stratham, Windham;

STRAFFORD COUNTY - Barrington, Dover, Durham, Farmington, Lee, Madbury, Middleton, Milton, New Durham, Rochester, Rollinsford, Somersworth, Strafford;

SULLIVAN COUNTY - Claremont, Croydon, Goshen, Grantham, Lempster, Newport, Springfield, Sunapee, Unity, Washington;

SUBJECT, HOWEVER, as to all of the foregoing, to the specific rights, privileges, liens, encumbrances, restrictions,


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conditions, limitations, covenants, interests, reservations, exceptions and otherwise as provided in the Original Indenture and the Preceding Supplemental Indentures, and in the descriptions in the schedules thereto and hereto and in the deeds or grants in said schedules referred to;

BUT SPECIFICALLY RESERVING, EXCEPTING AND EXCLUDING (as the same are reserved, excepted and excluded from the lien of the Original Indenture and the Preceding Supplemental Indentures) from this instrument and the grant, conveyance, mortgage, transfer and assignment herein contained, all right, title and interest of the Company, now owned or hereafter acquired, in and to the properties and rights specified in subclauses (a) to (m), both inclusive, of the paragraph beginning "BUT SPECIFICALLY RESERVING, EXCEPTING AND EXCLUDING..." which paragraph is part of the granting clauses of the Original Indenture;

TO HAVE AND TO HOLD all said plant, premises, property, franchises and rights hereby conveyed, assigned, pledged or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust, and to its and their assigns forever;

BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal pro rata benefit, security and protection of the owners of the bonds without any preference, priority or distinction whatever of any one bond over any other bond by reason of priority in the issue, sale or negotiation thereof, or otherwise;

PROVIDED, HOWEVER, and these presents are upon the condition, that if the Company shall pay or cause to be paid or make appropriate provision for the payment unto the holders of the bonds of the principal, premium, if any, and interest to become due thereon at the times and in the manner stipulated therein, and shall keep, perform and observe all and singular the covenants, agreements and provisions in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then the Indenture and the estate and rights thereby and hereby granted shall, pursuant and subject to the provisions of Article 16 of the Original Indenture, cease, determine and be void, but otherwise shall be and remain in full force and effect.

AND IT IS HEREBY COVENANTED, DECLARED AND AGREED, upon the trusts and for the purposes aforesaid, as set forth in the following covenants, agreements, conditions and provisions, viz.:

                                    ARTICLE 1
                                 SERIES I BONDS

      SECTION 1.01. Designation; Amount. The bonds of Series I shall be designated "First Mortgage Bonds, Series I" and shall not exceed Eighty Nine Million Two Hundred Fifty Thousand Dollars ($89,250,000) in aggregate principal amount at any one time outstanding. The Trustee shall authenticate and deliver up to


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$89,250,000 aggregate principal amount of Series I Bonds at any time upon application by the Company and compliance with the applicable provisions of the Original Indenture.

      SECTION 1.02. Form of Bonds of 2001 Series I. The bonds of Series I shall be issued only in fully registered form without coupons in denominations of $25,000 and multiples thereof. The Bonds of Series I and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule A appended hereto.

      SECTION 1.03. Provisions of Bonds of 2001 Series I; Interest Accrual; Effect of Payment on Series A PCR Bonds. The bonds of Series I shall mature on May 1, 2021, and shall bear interest, payable on the interest payment dates applicable from time to time to the Series A PCR Bonds (each such interest payment date so applicable to the Series A PCR Bonds being an interest payment date applicable to the bonds of Series I), until the Company's obligation in respect of the principal thereof shall be discharged, in amounts equal to the interest payments due on the Series A PCR Bonds on the interest payment dates applicable to the bonds of Series I, and shall be payable both as to principal and interest at the corporate trust office of the Trustee at 21 South Street, 3rd Floor, Morristown, New Jersey, or the corporate trust office of its successors, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the Series I Bonds, whether in temporary or definitive form, shall be payable without presentation of such bonds, and only to or upon the written order of the registered holders thereof of record at the applicable record date. If pursuant to the Series A PCRB Agreement, all or any portion of the principal of the Series A PCR Bonds shall become or be declared immediately due and payable, a like principal amount of the Series I Bonds, together with all accrued interest thereon, shall, without notice or demand of any kind, become immediately due and payable. In addition, the Series I Bonds shall be callable for redemption in whole or in part according to the terms and provisions provided herein in Section 1.05.

      Anything in the Indenture or any Series I Bond to the contrary notwithstanding, the Series I Bonds shall be deemed paid, and all obligations of the Company to pay at the times provided herein the principal of and premium, if any, and interest on the Series I Bonds, or to deposit with the Trustee at the times provided in the Indenture an amount of money sufficient therefor, shall be satisfied and discharged, when and to the extent that the principal of and premium, if any, and interest on the Series A PCR Bonds shall have been paid or deemed paid as provided in the Series A PCRB Agreement. The Series A PCRB Trustee shall promptly notify the Trustee by telephone, confirmed in


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writing, of any default in the payment of principal of and premium, if any, and interest on the Series A PCR Bonds, and shall promptly notify the Trustee by telephone, confirmed in writing, of any payment of principal of and premium, if any, and interest (other than payment of regularly scheduled interest) on the Series A PCR Bonds, or if the Series A PCR Bonds have been paid or deemed paid, defeased, redeemed, retired, surrendered or canceled. The Trustee shall be entitled to rely on any such notification received from the Series A PCRB Trustee.

      Each Series I Bond shall be dated the date of authentication thereof by the Trustee, and shall bear interest on the principal amount thereof from the interest payment date next preceding the date thereof to which interest has been paid on the Bonds of said series, or if the date thereof is prior to the record date (as hereinafter defined) with respect to the first interest payment date then from the date of original issue of the Series I Bonds, or if the date thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.

      The person in whose name any bond of Series I is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest. A subsequent record date may be established by the Company by notice mailed to the owners of the bonds of Series I not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term "record date" as used in this Section with respect to any regular interest payment date shall mean the day next preceding such interest payment date, or, if such day shall be a legal holiday or a day on which banking institutions in Morristown, New Jersey are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

      SECTION 1.04. Transfer and Exchange of Bonds of Series I; Series A PCRB Trustee as Registered Holder; Restriction on Transfer of Bonds of Series I. The bonds of Series I may be surrendered for registration or transfer as provided in
Section 2.8 of the Original Indenture, but subject to the restriction set forth in the immediately succeeding paragraph, at the corporate trust office of the Trustee at 21 South Street, 3rd Floor, Morristown, NJ or the corporate trust office of its successors, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of Series I of other authorized denominations and upon surrender for exchange of one or more bonds of Series I, the Company shall execute and the Trustee shall authenticate and there shall be delivered in exchange therefor a like aggregate principal amount of bonds of Series I of other authorized denominations. Notwithstanding the provisions of
Section 2.7 of the Original Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration or transfer of bonds of Series I or for the exchange of any bonds of Series I for such bonds of other authorized denominations.

      The bonds of Series I shall be issued to and registered in the name of the Series A PCRB Trustee and, anything in this Twelfth Supplemental Indenture or any Series I Bond to the contrary notwithstanding, the bonds of Series I shall not be sold, assigned, pledged or transferred, except to effect the transfer to any successor trustee under the Series A PCRB Agreement.

      SECTION 1.05. Redemption of the Series I Bonds. If the Series A PCR Bonds are to be redeemed as a whole or in part on any date as provided in the Series A PCRB Agreement, a like principal amount of the Series I Bonds shall be redeemed on such date, at a redemption price equal to the redemption price at which the Series A PCR Bonds are to be so redeemed, as set forth in the Series A PCRB Agreement, stated as a percentage of principal amount of the Series I Bonds to be so redeemed, together in every case with accrued and unpaid interest thereon to the date fixed for redemption. The Series I Bonds shall be redeemed as aforesaid in accordance with the provisions hereof and upon not more than forty-five (45) nor less than thirty (30) days' prior notice given by mail as provided in Article 6 of the Original Indenture; provided that the Company shall be deemed to have satisfied such notice requirement if it shall have delivered to the Series A PCRB Trustee, or received from the Series A PCRB Trustee, as appropriate, at the time and in the manner specified in the Series A PCRB Agreement, the notice required pursuant to the Series A PCRB Agreement to be delivered in connection with the redemption of the Series A PCR Bonds. The Company shall deliver a copy of such notice to the Trustee at the time of such delivery to or receipt from the Series A PCRB Trustee.

      Redemption of Series I Bonds pursuant to the foregoing provisions of this
Section 1.05 may be made with moneys deposited with or received by the Trustee pursuant to Section 6.4 of the Original Indenture, or otherwise pursuant to the Indenture.

      Except as provided in this Section 1.05, the Series I Bonds are not subject to redemption under any provisions of the Indenture.

      SECTION 1.06. Payment Date Not a Business Day. If any redemption or maturity date for principal, premium or interest with respect to the Series I Bonds shall be (i) a Sunday or a legal holiday, or
(ii) a day on which banking institutions are authorized pursuant to law to close and on which the corporate trust office of the Trustee in Morristown, New Jersey or the Series A PCRB Trustee is not open for business, then the payment thereof may be made on the next succeeding day not a day specified in (i) or (ii) with the same force and effect as if made on the specified payment date and no interest shall accrue for the period after the specified payment date.

                                    ARTICLE 2
                                 SERIES J BONDS

      SECTION 2.01. Designation; Amount. The bonds of Series J shall be designated "First Mortgage Bonds, Series J" and shall not exceed Eighty Nine Million Two Hundred Fifty Thousand Dollars ($89,250,000) in aggregate principal amount at any one time outstanding. The Trustee shall authenticate and deliver up to $89,250,000 aggregate principal amount of Series J Bonds at any time upon application by the Company and compliance with the applicable provisions of the Original Indenture.

      SECTION 2.02. Form of Bonds of 2001 Series J. The bonds of Series J shall be issued only in fully registered form without coupons in denominations of $25,000 and multiples thereof. The bonds of Series J and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule B appended hereto.

      SECTION 2.03. Provisions of Bonds of 2001 Series J; Interest Accrual; Effect of Payment on Series B PCR Bonds. The bonds of Series J shall mature on May 1, 2021, and shall bear interest, payable on the interest payment dates applicable from time to time to the Series B PCR Bonds (each such interest payment date so applicable to the Series B PCR Bonds being an interest payment date applicable to the bonds of Series J), until the Company's obligation in respect of the principal thereof shall be discharged, in amounts equal to the interest payments due on the Series B PCR Bonds on the interest payment dates applicable to the bonds of Series J, and shall be payable both as to principal and interest at the corporate trust office of the Trustee at 21 South Street, 3rd Floor, Morristown, New Jersey, or the corporate trust office of its successors, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the Series J Bonds, whether in temporary or definitive form, shall be payable without presentation of such bonds, and only to or upon the written order of the registered holders thereof of record at the applicable record date. If pursuant to the Series B PCRB Agreement, all or any portion of the principal of the Series B PCR Bonds shall become or be declared immediately due and payable, a like principal amount of the Series J Bonds, together with all accrued interest thereon, shall, without notice or demand of any kind, become immediately due and payable. In addition, the Series J Bonds shall be callable for redemption in whole or in part according to the terms and provisions provided herein in Section 2.05.

      Anything in the Indenture or any Series J Bond to the contrary notwithstanding, the Series J Bonds shall be deemed paid, and all obligations of the Company to pay at the times provided herein the principal of and premium, if any, and interest on the Series J Bonds, or to deposit with the Trustee at the times provided in the Indenture an amount of money sufficient therefor, shall be satisfied and discharged, when and to the extent that the principal of and premium, if any, and interest on the Series B PCR Bonds shall have been paid or deemed paid as provided in the Series B PCRB Agreement. The Series B PCRB Trustee shall promptly notify the Trustee by telephone, confirmed in writing, of any default in the payment of principal of and premium, if any, and interest on the Series B PCR Bonds, and shall promptly notify the Trustee by telephone, confirmed in writing, of any payment of principal of and premium, if any, and interest (other than payment of regularly scheduled interest) on the Series B PCR Bonds, or if the Series B PCR Bonds have been paid or deemed paid, defeased, redeemed, retired, surrendered or canceled. The Trustee shall be entitled to rely on any such notification received from the Series B PCRB Trustee.

      Each Series J Bond shall be dated the date of authentication thereof by the Trustee, and shall bear interest on the principal amount thereof from the interest payment date next preceding the date thereof to which interest has been paid on the Bonds of said series, or if the date thereof is prior to the record date (as hereinafter defined) with respect to the first interest payment date then from the date of original issue of the Series J Bonds, or if the date thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.

      The person in whose name any bond of Series J is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any registration of transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest. A subsequent record date may be established by the Company by notice mailed to the owners of the bonds of Series J not less than ten (10) days preceding such record date, which record date shall not be more than thirty (30) days prior to the subsequent interest payment date. The term "record date" as used in this Section with respect to any regular interest payment date shall mean the day next preceding such interest payment date, or, if such day shall be a legal holiday or a day on which banking institutions in Morristown, New Jersey are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

      SECTION 2.04. Transfer and Exchange of Bonds of Series J; Series B PCRB Trustee as Registered Holder; Restriction on Transfer of Bonds of Series J. The bonds of Series J may be surrendered for registration or transfer as provided in
Section 2.8 of the Original Indenture, but subject to the restriction set forth in the immediately succeeding paragraph, at the corporate trust office of the Trustee at 21 South Street, 3rd Floor, Morristown, New Jersey, or the corporate trust office of its successors, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of Series J of other authorized denominations and upon surrender for exchange of one or more bonds of Series J, the Company shall execute and the Trustee shall authenticate and there shall be delivered in exchange therefor a like aggregate principal amount of bonds of Series J of other authorized denominations. Notwithstanding the provisions of Section 2.7 of the Original Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration or transfer of bonds of Series J or for the exchange of any bonds of Series J for such bonds of other authorized denominations.

      The bonds of Series J shall be issued to and registered in the name of the Series B PCRB Trustee and, anything in this Twelfth Supplemental Indenture or any Series J Bond to the contrary notwithstanding, the bonds of Series J shall not be sold, assigned, pledged or transferred, except to effect the transfer to any successor trustee under the Series B PCRB Agreement.

      SECTION 2.05. Redemption of the Series J Bonds. If the Series B PCR Bonds are to be redeemed as a whole or in part on any date as provided in the Series B PCRB Agreement, a like principal amount of the Series J Bonds shall be redeemed on such date, at a redemption price equal to the redemption price at which the Series B PCR Bonds are to be so redeemed, as set forth in the Series B PCRB Agreement, stated as a percentage of principal amount of the Series B Bonds to be so redeemed, together in every case with accrued and unpaid interest thereon to the date fixed for redemption. The Series J Bonds shall be redeemed as aforesaid in accordance with the provisions hereof and upon not more than forty-five (45) nor less than thirty (30) days' prior notice given by mail as provided in Article 6 of the Original Indenture; provided that the Company shall be deemed to have satisfied such notice requirement if it shall have delivered to the Series B PCRB Trustee, or received from the Series B PCRB Trustee, as appropriate, at the time and in the manner specified in the Series B PCRB Agreement, the notice required pursuant to the Series B PCRB Agreement to be delivered in connection with the redemption of the Series B PCR Bonds. The Company shall deliver a copy of such notice to the Trustee at the time of such delivery to or receipt from the Series B PCRB Trustee.

      Redemption of Series J Bonds pursuant to the foregoing provisions of this
Section 2.05 may be made with moneys deposited with or received by the Trustee pursuant to Section 6.4 of the Original Indenture, or otherwise pursuant to the Indenture.

      Except as provided in this Section 2.05, the Series J Bonds are not subject to redemption under any provisions of the Indenture.

      SECTION 2.06. Payment Date Not a Business Day. If any redemption or maturity date for principal, premium or interest with respect to the Series J Bonds shall be (i) a Sunday or a legal holiday, or (ii) a day on which banking institutions are authorized pursuant to law to close and on which the corporate trust office of the Trustee in Morristown, New Jersey or the Series B PCRB Trustee is not open for business, then the payment thereof may be made on the next succeeding day not a day specified in (i) or (ii) with the same force and effect as if made on the specified payment date and no interest shall accrue for the period after the specified payment date.

                                    ARTICLE 3
                                 SERIES K BONDS

      SECTION 3.01. Designation; Amount. The Series K Bonds shall be designated "5.45% First Mortgage Bonds, Series K" and shall not exceed One Hundred Eight Million Nine Hundred Eighty Five Thousand Dollars ($108,985,000) aggregate principal amount at any one time outstanding. The Trustee shall authenticate and deliver up to $108,985,000 aggregate principal amount of Series K Bonds at any time upon application of the Company.

      SECTION 3.02. Form of Bonds of 2001 Series K. The bonds of Series K shall be issued in denominations of $5,000 and multiples thereof. The Series K Bonds and the certificate of the Trustee upon said bonds shall be substantially in the forms thereof respectively set forth in Schedule C appended hereto.

      SECTION 3.03. Provisions of Bonds of 2001 Series K; Interest Accrual; Effect of Payment on Series C PCR Bonds. The Series K Bonds shall mature on May 1, 2021, and shall bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months), payable semiannually on the first day of May and November of each year, at the rate specified in their title, until the Company's obligation in respect of the principal thereof shall be discharged and shall be payable as to principal, premium, if any, and interest at the corporate trust office of the Trustee at 21 South Street, 3rd Floor, Morristown, New Jersey or the corporate trust office of its successors, in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. The interest on the Series K Bonds, whether in temporary or definitive form, shall be payable without presentation of such Bonds, and only to or upon the written order of the registered holders thereof of record at the applicable record date. If, pursuant to the Series C PCRB Agreement, the principal of the Series C PCR Bonds shall become or be declared immediately due and payable, the principal of the Series K Bonds, together with all accrued interest thereon, shall, without notice or demand of any kind, become immediately due and payable. In addition, the Series K Bonds shall be callable for redemption in whole or in part according to the terms and provisions provided herein in Section 3.05.

      Anything in the Indenture or any Series K Bond to the contrary notwithstanding, the Series K Bonds shall be deemed paid, and all obligations of the Company to pay at the times provided herein the principal of and premium, if any, and interest on the Series K Bonds, or to deposit with the Trustee at the times provided in the Indenture an amount of money sufficient therefor, shall be satisfied and discharged, when and to the extent that the principal of and premium, if any, and interest on the Series C PCR Bonds shall have been paid or deemed paid as provided in the Series C PCRB Agreement. The Series C PCRB Trustee shall promptly notify the Trustee by telephone, confirmed in writing, of any default in the payment of principal of and premium, if any, and interest on the Series C PCR Bonds, and shall promptly notify the Trustee by telephone, confirmed in writing, of any payment of principal of and premium, if any, and interest (other than payment of regularly scheduled interest) on the Series C PCR Bonds, or if the Series C PCR Bonds have been paid or deemed paid, defeased, redeemed, retired, surrendered or canceled. The Trustee shall be entitled to rely on any such notification received from the Series C PCRB Trustee.

      Each Series K Bond shall be dated as of the date of authentication thereof by the Trustee and shall bear interest on the principal amount thereof from the interest payment date next preceding the date of authentication thereof by the Trustee to which interest has been paid on the Bonds of said series, or if the date of authentication thereof is prior to the record date (as hereinafter defined) with respect to the first interest payment date then from December 1, 2001, or if the date of authentication thereof be an interest payment date to which interest is being paid or a date between the record date for any such interest payment date and such interest payment date, then from such interest payment date.

      The person in whose name any bond of Series K is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such bond upon any transfer or exchange thereof subsequent to the record date and prior to such interest payment date, except that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, then such defaulted interest shall be paid to the person in whose name such bond is registered on a subsequent record date for the payment of defaulted interest if one shall have been established as hereinafter provided and otherwise on the date of payment of such defaulted interest. A subsequent record date may be established by the Company by notice mailed to the owners of the bonds of Series K not less than ten (10) days preceding such record date, which record date shall be not more than thirty (30) days prior to the subsequent interest payment date. The term "record date" as used in this section
3.03 with respect to any regular interest payment date (i.e. May 1 or November
1) shall mean the day next preceding such interest payment date, or, if such day shall be a legal holiday or a day on which banking institutions in Morristown, New Jersey are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

      SECTION 3.04. Transfer and Exchange of Bonds of Series K; Series C PCRB Trustee as Registered Holder; Restriction on Transfer of Bonds of Series K. The bonds of Series K may be surrendered for registration or transfer as provided in
Section 2.8 of the Original Indenture, but subject to the restriction set forth in the immediately succeeding paragraph, at the corporate trust office of the Trustee at 21 South Street, 3rd Floor, Morristown, New Jersey, or the corporate trust office of its successors, and may be surrendered at said office for exchange for a like aggregate principal amount of bonds of Series K of other authorized denominations and, upon surrender for exchange of one or more bonds of Series K, the Company shall execute and the Trustee shall authenticate and there shall be delivered in exchange therefor a like aggregate principal amount of bonds of Series K of other authorized denominations. Notwithstanding the provisions of Section 2.7 of the Original Indenture, no charge, except for taxes or other governmental charges, shall be made by the Company for any registration or transfer of bonds of Series K or for the exchange of any bonds of Series K for such bonds of other authorized denominations.

      The bonds of Series K shall be issued to and registered in the name of the Series C PCRB Trustee and, anything in the Indenture or any bond of Series K to the contrary notwithstanding, the bonds of Series K shall not be sold, assigned, pledged or transferred, except to effect the transfer to any successor trustee under the Series C PCRB Agreement.

      SECTION 3.05. Redemption of the Series K Bonds. If the

Series C PCR Bonds are to be redeemed as a whole or in part on any date as provided in the Series C PCRB Agreement, a like principal amount of the Series K Bonds shall be redeemed on such date, at a redemption price equal to the redemption price at which the Series C PCR Bonds are to be so redeemed, as set forth in the Series C PCRB Agreement, stated as a percentage of the principal amount of the Series K Bonds to be so redeemed, together in every case with accrued and unpaid interest thereon to the date fixed for redemption. The Series K Bonds shall be redeemed as aforesaid in accordance with the provisions hereof and upon not more than forty-five (45) nor less than thirty (30) days' prior notice given by mail as provided in Article 6 of the Original Indenture; provided that the Company shall be deemed to have satisfied such notice requirement if it shall have delivered to the Series C PCRB Trustee, or received from the Series C PCRB Trustee, as appropriate, at the time and in the manner specified in the Series C PCRB Agreement, the notice required pursuant to the Series C PCRB Agreement to be delivered in connection with the redemption of the Series C PCR Bonds. The Company shall deliver a copy of such notice to the Trustee at the time of such delivery to or receipt from the Series C PCRB Trustee.

      Redemption of Series K Bonds pursuant to the foregoing provisions of this
Section 3.05 may be made with moneys deposited with or received by the Trustee pursuant to Section 6.4 of the Original Indenture, or otherwise pursuant to the Indenture.

      Except as provided in this Section 3.05, the Series K Bonds are not subject to redemption under any provisions of the Indenture.

      SECTION 3.06. Payment Date Not a Business Day. If any redemption or maturity date for principal, premium or interest with respect to the Series K Bonds shall be (i) a Sunday or a legal holiday, or (ii) a day on which banking institutions are authorized pursuant to law to close and on which the corporate trust office of the Trustee in Morristown, New Jersey or the Series C PCRB Trustee is not open for business, then the payment thereof may be made on the next succeeding day not a day specified in (i) or (ii) with the same force and effect as if made on the specified payment date and no interest shall accrue for the period after the specified payment date.

                                    ARTICLE 4
                            MISCELLANEOUS PROVISIONS

      SECTION 4.01. Recitals. The recitals in this Twelfth Supplemental Indenture shall be taken as recitals by the Company alone, and shall not be considered as made by or as imposing any obligation or liability upon the Trustee, nor shall the Trustee be held responsible for the legality or validity of this Twelfth Supplemental Indenture, and the Trustee makes no covenants or representations, and shall not be responsible, as to or for the effect, authorization, execution, delivery or recording of this

Twelfth Supplemental Indenture, except as expressly set forth in the Original Indenture. The Trustee shall not be taken impliedly to waive by this Twelfth Supplemental Indenture any right it would otherwise have.

      SECTION 4.02. Benefits of Supplemental Indenture. Nothing in this Twelfth Supplemental Indenture, expressed or implied, is intended or shall be construed to confer upon, or give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds, any right, remedy or claim under or by reason of the Indenture or any covenant, condition or stipulation thereof; and the covenants, stipulations and agreements in the Indenture contained are and shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns, and holders of the bonds.

      SECTION 4.03. Effect of Supplemental Indenture. This Twelfth Supplemental Indenture is executed, shall be construed as and is expressly stated to be an indenture supplemental to the Original Indenture and shall form a part of the Indenture; and the Original Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, is hereby confirmed and adopted by the Company as its obligation. All terms used in this Twelfth Supplemental Indenture shall be taken to have the meaning specified in the Original Indenture, except in cases where the context clearly indicates otherwise.

      SECTION 4.04. Termination. This Twelfth Supplemental Indenture shall become void when the Indenture shall be void.

      SECTION 4.05. Trust Indenture Act. If and to the extent that any provision of this Twelfth Supplemental Indenture limits, qualifies or conflicts with any of the applicable provisions of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended, such required provision shall control.

      SECTION 4.06. Counterparts. This Twelfth Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which shall be deemed an original; and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument, which shall for all purposes be sufficiently evidenced by any such original counterpart.

      SECTION 4.07. Notices. Any notice to the Trustee under any provision of this Twelfth Supplemental Indenture shall be sufficiently given if served personally upon a responsible officer of the Trustee or mailed by registered or certified mail, postage prepaid, addressed to the Trustee at its corporate trust office, which is 21 South Street, 3rd Floor, Morristown, New Jersey 07960 as of the date hereof. The Trustee shall notify the Company from time to time of any change in the address of its corporate trust office.

      IN WITNESS WHEREOF, PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE has caused this instrument to be executed and its corporate seal to be hereto affixed, by its officers, thereunto duly authorized, and FIRST UNION NATIONAL BANK has caused this instrument to be executed and its corporate seal to be hereto affixed by its officers thereunto duly authorized, all as of the day and year first above written but actually executed on December ____, 2001.

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

[CORPORATE SEAL]                       By   /s/ David R. McHale
                                       Name:  David R. McHale

                                       Title: Vice President and Treasurer


Attest: /s/ O. Kay Comendul
Name:   O. Kay Comendul
Title:  Secretary


Signed, sealed and delivered by

Public Service Company of New
Hampshire in the presence of us:



Witnesses


FIRST UNION NATIONAL BANK
as Trustee as aforesaid


By   /s/ Stephanie Roche
     Name:  Stephanie Roche
     Title: Vice President


[CORPORATE SEAL]

Attest:



Name: _______________
Title: _______________



Signed, sealed and delivered by
First Union National Bank in
the presence of us:

________________                         ________________



Witnesses

                                   SCHEDULE A

                           (FORM OF BONDS OF SERIES I)

                THIS BOND IS TRANSFERABLE ONLY AS PROVIDED HEREIN

No.
$89,250,000

                     PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

            Incorporated under the Laws of the State of New Hampshire

                          FIRST MORTGAGE BOND, SERIES I

                            PRINCIPAL DUE MAY 1, 2021

      FOR VALUE RECEIVED, PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE, a corporation organized and existing under the laws of the State of New Hampshire (hereinafter called the Company), hereby promises to pay to State Street Bank and Trust Company, as Trustee under the Series A PCRB Agreement (as defined on the reverse hereof), or registered assigns, subject to the conditions set forth in this Bond, the principal sum of Eighty Nine Million Two Hundred Fifty Thousand Dollars ($89,250,000), on the first day of May, 2021, and to pay interest on said sum, on the interest payment dates applicable from time to time to the Series A PCR Bonds (as defined on the reverse hereof) (each such interest payment date so applicable to such Series A PCR Bonds being an interest payment date applicable to this Bond), until the Company's obligation with respect to said principal sum shall be discharged, in amounts equal to the interest payments due on such Series A PCR Bonds on such interest payment dates applicable to this Bond. This Bond shall bear interest as aforesaid from the interest payment date next preceding the date hereof to which such interest has been paid on the Bonds of this series, or if the date hereof is prior to the record date with respect to the first interest payment date then from the date of original issue of the Bonds of this series, or if the date hereof is an interest payment date to which interest is being paid or date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Principal, premium, if any, and interest shall be payable at the corporate trust office of First Union National Bank (herein, with its successors, generally called the "Trustee") at 21 South Street, 3rd Floor, Morristown, New Jersey, or the corporate trust office of its successor, in such coin or currency of the United State of America as at the time of payment is legal tender for the payment of public and private debts.

      Each installment of interest hereon (other than overdue interest) due on any interest payment date shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the day next preceding such interest payment date, or, if such day shall be a legal holiday or a day on which banking institutions in Morristown, New Jersey are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

      Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

      This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by the Trustee.

      IN WITNESS WHEREOF, Public Service Company of New Hampshire has caused this bond to be executed in its corporate name and on its behalf by its Vice President and Treasurer by his signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its Secretary.

Dated as of December 19, 2001.

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE


By     /s/ David R. McHale
Name:  David R. McHale
Title: Vice President and Treasurer


Attest:


by     /s/ O. Kay Comendul
Name:  O. Kay Comendul
Title: Secretary


                         [FORM OF TRUSTEE'S CERTIFICATE]

      First Union National Bank hereby certifies that this bond is one of the bonds described in the within mentioned Indenture.

FIRST UNION NATIONAL BANK, TRUSTEE

By _______________________________

Name:
Title:  Authorized Officer

                                 [FORM OF BOND]

                                    [REVERSE]

                     PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

                          First Mortgage Bond, Series I

      This Bond is one of a series of Bonds in fully registered form known as the "First Mortgage Bonds, Series I" of the Company, limited to Eighty Nine Million Two Hundred Fifty Thousand Dollars ($89,250,000) in aggregate principal amount, and issued under and pursuant to a First Mortgage Indenture between the Company and New England Merchants National Bank (later known as Bank of New England, National Association), as Trustee, dated as of August 15, 1978, as amended, and pursuant to which First Union National Bank is now Successor Trustee (said First Mortgage Indenture (i) as amended by the Tenth Supplemental Indenture thereto, being hereinafter generally called the "Original Indenture," and (ii) together with the Eleventh and Twelfth Supplemental Indentures, and all other indentures expressly stated to be supplemental thereto, being hereinafter generally called the "Indenture"), and together with all bonds of all series now outstanding or hereafter issued under the Indenture being equally and ratably secured (except as any sinking or other analogous fund, established in accordance with the provisions of the Indenture, may afford additional security for the bonds of any particular series) by the Indenture, to which Indenture (executed counterparts of which are on file at the corporate trust office of the Trustee in Morristown, New Jersey) reference is hereby made for a description of the nature and extent of the security, the rights thereunder of the holders of bonds issued and to be issued thereunder, the rights, duties and immunities thereunder of the Trustee, the rights and obligations thereunder of the Company, and the terms and conditions upon which Bonds of this series, and bonds of other series, are issued and are to be issued; but neither the foregoing reference to the Indenture nor any provision of this Bond or of the Indenture shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this Bond as herein provided.

      This bond, together with all other bonds of this series, if any, is issued to evidence and secure the Company's obligation under a Series A Loan and Trust Agreement dated as of October 1, 2001 (herein called the "Series A PCRB Agreement"), by and among the Business Finance Authority of the State of New Hampshire (herein called the "Authority"), the Company and State Street Bank and Trust Company, as trustee (herein called the "Series A PCRB Trustee"), to make loan payments as described below and to provide security for the Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 2001 Tax-Exempt Series A) (herein called the "Series A PCR Bonds") issued by the Authority in a principal amount of $89,250,000 pursuant to the Series A PCRB Agreement. Pursuant to the Series A PCRB Agreement, the Authority, on the date of original issue, loaned the proceeds from the sale of the Series A PCR Bonds to the Company to finance and refinance a portion of the Company's share of expenditures, including financing costs, relating to the construction of certain pollution control, sewage and/or solid waste disposal facilities required for the operation of the Seabrook nuclear-fueled, steam electric generating plant, Unit 1, located in Seabrook, New Hampshire, in which the Company owned an undivided 35.6% interest. The Series A PCR Bonds are special obligations of the Authority, payable solely out of the revenues and other receipts, funds and moneys derived by the Authority under the Series A PCRB Agreement and from any amounts otherwise available under the Series A PCRB Agreement for the payment of the Series A PCR Bonds. Such revenues and other receipts, funds, moneys and amounts have been, pursuant to the Series A PCRB Agreement, assigned and pledged by the Authority to the Series A PCRB Trustee as security for the Series A PCR Bonds and include loan payments required to be made by the Company to the Series A PCRB Trustee for the account of the Authority pursuant to the Series A PCRB Agreement in amounts equal to the amounts payable with respect to the Series A PCR Bonds. This Bond, together with all other Bonds of this series, if any, has been issued to and registered in the name of the Series A PCRB Trustee and, anything in the Indenture or any Bond of this series to the contrary notwithstanding, the Bonds of this series shall not be sold, assigned, pledged or transferred, except to effect the transfer to any successor trustee under the Series A PCRB Agreement.

      Anything in the Indenture or any Bond of this series to the contrary notwithstanding, the Bonds of this series shall be deemed paid, and all obligations of the Company to pay at the times provided herein the principal of and premium, if any, and interest on the Bonds of this series, or to deposit with the Trustee at the times provided in the Indenture an amount of money sufficient therefor, shall be satisfied and discharged, when and to the extent that the principal of and premium, if any, and interest on the Series A PCR Bonds shall have been paid or deemed paid as provided in the Series A PCRB Agreement.

      The bonds of this Series I in permanent form are issuable in denominations of twenty five thousand dollars ($25,000) and multiples thereof.

      Subject to the restriction on transfer set forth above, this Bond is transferable by the registered owner hereof upon surrender hereof at the corporate trust office of the Trustee, together with a written instrument of transfer in approved form, signed by the owner or his duly authorized attorney, and a new Bond or Bonds of this series for a like principal amount will be issued in exchange, all as provided in the Indenture. Prior to due presentment for registration of transfer of this Bond, the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this Bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

      This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the corporate trust office of the Trustee at 21 South Street, 3rd Floor, Morristown, New Jersey, or the corporate trust office of its successors, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Indenture.

      If, pursuant to the Series A PCRB Agreement, all or a portion of the principal of the Series A PCR Bonds shall become or be declared immediately due and payable, a like principal amount of the Bonds of this series, together with all accrued interest thereon, shall without notice or demand of any kind, become immediately due and payable. The Series A PCR Bonds are subject to such acceleration upon the occurrence and continuance of any of the "Events of Default" specified in the Series A PCRB Agreement.

      If the Series A PCR Bonds are to be redeemed as a whole or in part on any date as provided in the Series A PCRB Agreement, a like principal amount of the Series I Bonds shall be redeemed on such date, at a redemption price equal to the redemption price at which the Series A PCR Bonds are to be so redeemed, as set forth in the Series A PCRB Agreement, stated as a percentage of principal amount of the Series I Bonds to be so redeemed, together in every case with accrued and unpaid interest thereon to the date fixed for redemption. The Series I Bonds shall be redeemed as aforesaid in accordance with the provisions of the Indenture and upon not more than forty-five (45) nor less than thirty (30) days' prior notice given by mail as provided in Indenture; provided that the Company shall be deemed to have satisfied such notice requirement if it shall have delivered to the Series A PCRB Trustee, or received from the Series A PCRB Trustee, as appropriate, at the time and in the manner specified in the Series A PCRB Agreement, the notice required pursuant to the Series A PCRB Agreement to be delivered in connection with the redemption of the Series A PCR Bonds. The Company shall deliver a copy of such notice to the Trustee at the time of such delivery to or receipt from the Series A PCRB Trustee.

      Except as provided in the immediately preceding paragraph, the Bonds of this series are not subject to redemption under any provisions of the Indenture.

      If this Bond is called in whole or in part, and if moneys have been duly deposited or otherwise made available to the Trustee for redemption hereof, or of the part hereof so called, as required in the Indenture, this Bond, or such called part hereof, shall be due and payable on the date fixed for redemption and thereafter this Bond, or such called part hereof, shall cease to bear interest on the date fixed for redemption and shall cease to be entitled to the lien of the Indenture, and, as respects the Company's liability hereon, this Bond, or such called part hereof, shall be deemed to have been paid; but, if less than the whole principal amount hereof shall be so called, the registered owner hereof shall be entitled, in addition to the sums payable on account of the part called, to receive, without expense to such owner, upon surrender hereof, one or more Bonds of this series for an aggregate principal amount equal to that part of the principal amount hereof not then called and paid.

      The Indenture contains provisions permitting the Company and the Trustee to effect, by supplemental indenture, certain modifications of the Indenture without any consent of the holders of the bonds, and to effect certain other modifications of the Indenture, and of the rights of the holders of the bonds, with the consent of the holders of not less than a majority in aggregate principal amount of all bonds issued under the Indenture at the time outstanding, or in case one or more, but less than all, of the series of said bonds then outstanding are affected, with the consent of the holders of not less than a majority in aggregate principal amount of said outstanding bonds of each series affected.

      No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator or against any stockholder, director or officer, past, present or future, as such, of the Company or any affiliate of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company or any trustee, receiver or assignee or otherwise, under any constitution, or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors or officers, as such, being waived and released by the holder and owner hereof by the acceptance of this Bond and as part of the consideration for the issuance hereof and being likewise waived and released by the terms of the Indenture.

                                   SCHEDULE B

                           (FORM OF BONDS OF SERIES J)

                THIS BOND IS TRANSFERABLE ONLY AS PROVIDED HEREIN

No.
$89,250,000

                     PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

            Incorporated under the Laws of the State of New Hampshire

                          FIRST MORTGAGE BOND, SERIES J

                            PRINCIPAL DUE MAY 1, 2021

      FOR VALUE RECEIVED, PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE, a corporation organized and existing under the laws of the State of New Hampshire (hereinafter called the Company), hereby promises to pay to State Street Bank and Trust Company, as Trustee under the Series B PCRB Agreement (as defined on the reverse hereof), or registered assigns, subject to the conditions set forth in this Bond, the principal sum of Eighty Nine Million Two Hundred Fifty Thousand Dollars ($89,250,000), on the first day of May, 2021, and to pay interest on said sum, on the interest payment dates applicable from time to time to the Series B PCR Bonds (as defined on the reverse hereof) (each such interest payment date so applicable to such Series B PCR Bonds being an interest payment date applicable to this Bond), until the Company's obligation with respect to said principal sum shall be discharged, in amounts equal to the interest payments due on such Series B PCR Bonds on such interest payment dates applicable to this Bond. This Bond shall bear interest as aforesaid from the interest payment date next preceding the date hereof to which such interest has been paid on the Bonds of this series, or if the date hereof is prior to the record date with respect to the first interest payment date then from the date of original issue of the Bonds of this series, or if the date hereof is an interest payment date to which interest is being paid or date between the record date for any such interest payment date and such interest payment date, then from such interest payment date. Principal, premium, if any, and interest shall be payable at the corporate trust office of First Union National Bank (herein, with its successors, generally called the "Trustee") at 21 South Street,

3rd Floor, Morristown, New Jersey, or the corporate trust office of its successor, in such coin or currency of the United State of America as at the time of payment is legal tender for the payment of public and private debts.

      Each installment of interest hereon (other than overdue interest) due on any interest payment date shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the day next preceding such interest payment date, or, if such day shall be a legal holiday or a day on which banking institutions in Morristown, New Jersey are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

      Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

      This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by the Trustee.

      IN WITNESS WHEREOF, Public Service Company of New Hampshire has caused this bond to be executed in its corporate name and on its behalf by its Vice President and Treasurer by his signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its Secretary.

Dated as of December 19, 2001.

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

By     /s/ David R. McHale
Name:  David R. McHale
Title: Vice President and Treasurer

Attest:

By     /s/ O. Kay Comendul
Name:  O. Kay Comendul
Title: Secretary

                         [FORM OF TRUSTEE'S CERTIFICATE]

      First Union National Bank hereby certifies that this bond is one of the bonds described in the within mentioned Indenture.

FIRST UNION NATIONAL BANK, TRUSTEE

By _______________________________
Name:
Title:  Authorized Officer

                                 [FORM OF BOND]

                                    [REVERSE]

                     PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

                          First Mortgage Bond, Series J

      This Bond is one of a series of Bonds in fully registered form known as the "First Mortgage Bonds, Series J" of the Company, limited to Eighty Nine Million Two Hundred Fifty Thousand Dollars ($89,250,000) in aggregate principal amount, and issued under and pursuant to a First Mortgage Indenture between the Company and New England Merchants National Bank (later known as Bank of New England, National Association), as Trustee, dated as of August 15, 1978, as amended, and pursuant to which First Union National Bank is now Successor Trustee (said First Mortgage Indenture (i) as amended by the Tenth Supplemental Indenture thereto, being hereinafter generally called the "Original Indenture," and (ii) together with the Eleventh and Twelfth Supplemental Indentures and all other indentures expressly stated to be supplemental thereto, being hereinafter generally called the "Indenture"), and together with all bonds of all series now outstanding or hereafter issued under the Indenture being equally and ratably secured (except as any sinking or other analogous fund, established in accordance with the provisions of the Indenture, may afford additional security for the bonds of any particular series) by the Indenture, to which Indenture (executed counterparts of which are on file at the corporate trust office of the Trustee in Morristown, New Jersey) reference is hereby made for a description of the nature and extent of the security, the rights thereunder of the holders of bonds issued and to be issued thereunder, the rights, duties and immunities thereunder of the Trustee, the rights and obligations thereunder of the Company, and the terms and conditions upon which Bonds of this series, and bonds of other series, are issued and are to be issued; but neither the foregoing reference to the Indenture nor any provision of this Bond or of the Indenture shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this Bond as herein provided.

      This bond, together with all other bonds of this series, if any, is issued to evidence and secure the Company's obligation under a Series B Loan and Trust Agreement dated as of October 1, 2001 (herein called the "Series B PCRB Agreement"), by and among the Business Finance Authority of the State of New Hampshire (herein called the "Authority"), the Company and State Street

Bank and Trust Company, as trustee (herein called the "Series B PCRB Trustee"), to make loan payments as described below and to provide security for the Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project
- 2001 Tax-Exempt Series B) (herein called the "Series B PCR Bonds") issued by the Authority in a principal amount of $89,250,000 pursuant to the Series B PCRB Agreement. Pursuant to the Series B PCRB Agreement, the Authority, on the date of original issue, loaned the proceeds from the sale of the Series B PCR Bonds to the Company to finance and refinance a portion of the Company's share of expenditures, including financing costs, relating to the construction of certain pollution control, sewage and/or solid waste disposal facilities required for the operation of the Seabrook nuclear-fueled, steam electric generating plant, Unit 1, located in Seabrook, New Hampshire, in which the Company owned an undivided 35.6% interest. The Series B PCR Bonds are special obligations of the Authority, payable solely out of the revenues and other receipts, funds and moneys derived by the Authority under the Series B PCRB Agreement and from any amounts otherwise available under the Series B PCRB Agreement for the payment of the Series B PCR Bonds. Such revenues and other receipts, funds, moneys and amounts have been, pursuant to the Series B PCRB Agreement, assigned and pledged by the Authority to the Series B PCRB Trustee as security for the Series B PCR Bonds and include loan payments required to be made by the Company to the Series B PCRB Trustee for the account of the Authority pursuant to the Series B PCRB Agreement in amounts equal to the amounts payable with respect to the Series B PCR Bonds. This Bond, together with all other Bonds of this series, if any, has been issued to and registered in the name of the Series B PCRB Trustee and, anything in the Indenture or any Bond of this series to the contrary notwithstanding, the Bonds of this series shall not be sold, assigned, pledged or transferred, except to effect the transfer to any successor trustee under the Series B PCRB Agreement.

      Anything in the Indenture or any Bond of this series to the contrary notwithstanding, the Bonds of this series shall be deemed paid, and all obligations of the Company to pay at the times provided herein the principal of and premium, if any, and interest on the Bonds of this series, or to deposit with the Trustee at the times provided in the Indenture an amount of money sufficient therefor, shall be satisfied and discharged, when and to the extent that the principal of and premium, if any, and interest on the Series B PCR Bonds shall have been paid or deemed paid as provided in the Series B PCRB Agreement.

      The bonds of this Series J in permanent form are issuable in denominations of twenty five thousand dollars ($25,000) and multiples thereof.

      Subject to the restriction on transfer set forth above, this Bond is transferable by the registered owner hereof upon surrender hereof at the corporate trust office of the Trustee, together with a written instrument of transfer in approved form, signed by the owner or his duly authorized attorney, and a new Bond or Bonds of this series for a like principal amount will be issued in exchange, all as provided in the Indenture. Prior to due presentment for registration of transfer of this Bond, the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this Bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

      This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the corporate trust office of the Trustee at 21 South Street, 3rd Floor, Morristown, New Jersey, or the corporate trust office of its successors, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Indenture.

      If, pursuant to the Series B PCRB Agreement, all or a portion of the principal of the Series B PCR Bonds shall become or be declared immediately due and payable, a like principal amount of the Bonds of this series, together with all accrued interest thereon, shall without notice or demand of any kind, become immediately due and payable. The Series B PCR Bonds are subject to such acceleration upon the occurrence and continuance of any of the "Events of Default" specified in the Series B PCRB Agreement.

      If the Series B PCR Bonds are to be redeemed as a whole or in part on any date as provided in the Series B PCRB Agreement, a like principal amount of the Series J Bonds shall be redeemed on such date, at a redemption price equal to the redemption price at which the Series B PCR Bonds are to be so redeemed, as set forth in the Series B PCRB Agreement, stated as a percentage of principal amount of the Series J Bonds to be so redeemed, together in every case with accrued and unpaid interest thereon to the date fixed for redemption. The Series J Bonds shall be redeemed as aforesaid in accordance with the provisions of the Indenture and upon not more than forty-five (45) nor less than thirty (30) days' prior notice given by mail as provided in Indenture; provided that the Company shall be deemed to have satisfied such notice requirement if it shall have delivered to the Series B PCRB Trustee, or received from the Series B PCRB Trustee, as appropriate, at the time and in the manner specified in the Series B PCRB Agreement, the notice required pursuant to the Series B PCRB Agreement to be delivered in connection with the redemption of the Series B PCR Bonds. The Company shall deliver a copy of such notice to the Trustee at the time of such delivery to or receipt from the Series B PCRB Trustee.

      Except as provided in the immediately preceding paragraph, the Bonds of this series are not subject to redemption under any provisions of the Indenture.

      If this Bond is called in whole or in part, and if moneys have been duly deposited or otherwise made available to the Trustee for redemption hereof, or of the part hereof so called, as required in the Indenture, this Bond, or such called part hereof, shall be due and payable on the date fixed for redemption and thereafter this Bond, or such called part hereof, shall cease to bear interest on the date fixed for redemption and shall cease to be entitled to the lien of the Indenture, and, as respects the Company's liability hereon, this Bond, or such called part hereof, shall be deemed to have been paid; but, if less than the whole principal amount hereof shall be so called, the registered owner hereof shall be entitled, in addition to the sums payable on account of the part called, to receive, without expense to such owner, upon surrender hereof, one or more Bonds of this series for an aggregate principal amount equal to that part of the principal amount hereof not then called and paid.

      The Indenture contains provisions permitting the Company and the Trustee to effect, by supplemental indenture, certain modifications of the Indenture without any consent of the holders of the bonds, and to effect certain other modifications of the Indenture, and of the rights of the holders of the bonds, with the consent of the holders of not less than a majority in aggregate principal amount of all bonds issued under the Indenture at the time outstanding, or in case one or more, but less than all, of the series of said bonds then outstanding are affected, with the consent of the holders of not less than a majority in aggregate principal amount of said outstanding bonds of each series affected.

      No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator or against any stockholder, director or officer, past, present or future, as such, of the Company or any affiliate of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company or any trustee, receiver or assignee or otherwise, under any constitution, or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors or officers, as such, being waived and released by the holder and owner hereof by the acceptance of this Bond and as part of the consideration for the issuance hereof and being likewise waived and released by the terms of the Indenture.

                                   SCHEDULE C

                           (FORM OF BONDS OF SERIES K)

                THIS BOND IS TRANSFERABLE ONLY AS PROVIDED HEREIN

No.
$108,985,000

                     PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

            Incorporated under the Laws of the State of New Hampshire

                       5.45% FIRST MORTGAGE BOND, SERIES K

                            PRINCIPAL DUE MAY 1, 2021

      FOR VALUE RECEIVED, PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE, a corporation organized and existing under the laws of the State of New Hampshire (hereinafter called the Company), hereby promises to pay to State Street Bank and Trust Company, as Trustee under the Series C PCRB Agreement (as defined on the reverse hereof), or registered assigns, subject to the conditions set forth in this Bond, the principal sum of One Hundred Eight Million Nine Hundred Eight Five Thousand Dollars ($108,985,000), on the first day of May, 2021, and to pay interest on said sum (computed on the basis of a 360-day year consisting of twelve 30 day months), semiannually on the first day of May and November, until the Company's obligation with respect to said principal sum shall be discharged, at the rate per annum specified in the title of this Bond from the interest payment date next preceding the date of authentication hereof to which interest has been paid on the Bonds of this series, or if the date of authentication hereof is prior to the record date with respect to the first interest payment with respect to the first interest payment date, then from December 1, 2001, or if the date of authentication hereof is an interest payment date to which interest is being paid or a date between the record date for such interest payment and such interest payment date, then from such interest payment date. Principal, premium, if any, and interest shall be payable at the corporate trust office of First Union National Bank (herein, with its successors, generally called the "Trustee") at 21 South Street, 3rd Floor, Morristown, New Jersey, or the corporate trust office of its successor, in such coin or currency of the United State of America as at the time of payment is legal tender for the payment of public and private debts.

      Each installment of interest hereon (other than overdue interest) due on any interest payment date shall be payable to the person who shall be the registered owner of this bond at the close of business on the record date, which shall be the day next preceding such interest payment date, or, if such day shall be a legal holiday or a day on which banking institutions in Morristown, New Jersey are authorized by law to close, the next preceding day which shall not be a legal holiday or a day on which such institutions are so authorized to close.

      Reference is hereby made to the further provisions of this Bond set forth on the reverse hereof, including without limitation provisions in regard to the call and redemption and the registration of transfer and exchangeability of this bond, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

      This bond shall not become or be valid or obligatory until the certificate of authentication hereon shall have been signed by the Trustee.

      IN WITNESS WHEREOF, Public Service Company of New Hampshire has caused this bond to be executed in its corporate name and on its behalf by its Vice President and Treasurer by his signature or a facsimile thereof, and its corporate seal to be affixed or imprinted hereon and attested by the manual or facsimile signature of its Secretary.

Dated as of December 1, 2001.

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

By /s/ David R. McHale
Name:  David R. McHale
Title: Vice President and Treasurer

Attest:

By:    O. Kay Comendul
Name:  O. Kay Comendul
       Title: Secretary

                         [FORM OF TRUSTEE'S CERTIFICATE]

      First Union National Bank hereby certifies that this bond is one of the bonds described in the within mentioned Indenture.

FIRST UNION NATIONAL BANK, TRUSTEE

By _______________________________
Name:
Title:  Authorized Officer

                                 [FORM OF BOND]

                                    [REVERSE]

                     PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

                       5.45% First Mortgage Bond, Series K

      This Bond is one of a series of Bonds in fully registered form known as the "5.45% First Mortgage Bonds, Series K" of the Company, limited to One Hundred Eight Nine Hundred Eighty Five Thousand Dollars ($108,985,000) in aggregate principal amount, and issued under and pursuant to a First Mortgage Indenture between the Company and New England Merchants National Bank (later known as Bank of New England, National Association), as Trustee, dated as of August 15, 1978, as amended, and pursuant to which First Union National Bank is now Successor Trustee (said First Mortgage Indenture (i) as amended by the Tenth Supplemental Indenture thereto, being hereinafter generally called the "Original Indenture," and (ii) together with the Eleventh and Twelfth Supplemental Indentures and all other indentures expressly stated to be supplemental thereto, being hereinafter generally called the "Indenture"), and together with all bonds of all series now outstanding or hereafter issued under the Indenture being equally and ratably secured (except as any sinking or other analogous fund, established in accordance with the provisions of the Indenture, may afford additional security for the bonds of any particular series) by the Indenture, to which Indenture (executed counterparts of which are on file at the corporate trust office of the Trustee in Morristown, New Jersey) reference is hereby made for a description of the nature and extent of the security, the rights thereunder of the holders of bonds issued and to be issued thereunder, the rights, duties and immunities thereunder of the Trustee, the rights and obligations thereunder of the Company, and the terms and conditions upon which Bonds of this series, and bonds of other series, are issued and are to be issued; but neither the foregoing reference to the Indenture nor any provision of this Bond or of the Indenture shall affect or impair the obligation of the Company, which is absolute, unconditional and unalterable, to pay at the maturities herein provided the principal of and interest on this Bond as herein provided.

      This bond, together with all other bonds of this series, if any, is issued to evidence and secure the Company's obligation under a Series C Loan and Trust Agreement dated as of October 1, 2001 (herein called the "Series C PCRB Agreement"), by and among the Business Finance Authority of the State of New Hampshire (herein called the "Authority"), the Company and State Street Bank and Trust Company, as trustee (herein called the "Series C PCRB Trustee"), to make loan payments as described below and to provide security for the Pollution Control Revenue Bonds (Public Service Company of New Hampshire Project - 2001 Tax-Exempt Series C) (herein called the "Series C PCR Bonds") issued by the Authority in a principal amount of $108,985,000 pursuant to the Series C PCRB Agreement. Pursuant to the Series C PCRB Agreement, the Authority, on the date of original issue, loaned the proceeds from the sale of the Series C PCR Bonds to the Company to finance and refinance a portion of the Company's share of expenditures, including financing costs, relating to the construction of certain pollution control, sewage and/or solid waste disposal facilities required for the operation of the Seabrook nuclear-fueled, steam electric generating plant, Unit 1, located in Seabrook, New Hampshire, in which the Company owned an undivided 35.6% interest. The Series C PCR Bonds are special obligations of the Authority, payable solely out of the revenues and other receipts, funds and moneys derived by the Authority under the Series C PCRB Agreement and from any amounts otherwise


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
available under the Series C PCRB Agreement for the payment of the Series C PCR Bonds. Such revenues and other receipts, funds, moneys and amounts have been, pursuant to the Series C PCRB Agreement, assigned and pledged by the Authority to the Series C PCRB Trustee as security for the Series C PCR Bonds and include loan payments required to be made by the Company to the Series C PCRB Trustee for the account of the Authority pursuant to the Series C PCRB Agreement in amounts equal to the amounts payable with respect to the Series C PCR Bonds. This Bond, together with all other Bonds of this series, if any, has been issued to and registered in the name of the Series C PCRB Trustee and, anything in the Indenture or any Bond of this series to the contrary notwithstanding, the Bonds of this series shall not be sold, assigned, pledged or transferred, except to effect the transfer to any successor trustee under the Series C PCRB Agreement.

      Anything in the Indenture or any Bond of this series to the contrary notwithstanding, the Bonds of this series shall be deemed paid, and all obligations of the Company to pay at the times provided herein the principal of and premium, if any, and interest on the Bonds of this series, or to deposit with the Trustee at the times provided in the Indenture an amount of money sufficient therefor, shall be satisfied and discharged, when and to the extent that the principal of and premium, if any, and interest on the Series C PCR Bonds shall have been paid or deemed paid as provided in the Series C PCRB Agreement.

      The bonds of this Series K in permanent form are issuable in denominations of five thousand dollars ($5,000) and multiples thereof.

      Subject to the restriction on transfer set forth above, this Bond is transferable by the registered owner hereof upon surrender hereof at the corporate trust office of the Trustee, together with a written instrument of transfer in approved form, signed by the owner or his duly authorized attorney, and a new Bond or Bonds of this series for a like principal amount will be issued in exchange, all as provided in the Indenture. Prior to due presentment for registration of transfer of this Bond, the Company and the Trustee may deem and treat the registered owner hereof as the absolute owner hereof, whether or not this Bond be overdue, for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee shall be affected by any notice to the contrary.

      This bond is exchangeable at the option of the registered holder hereof upon surrender hereof, at the corporate trust office of the Trustee at 21 South Street, 3rd Floor, Morristown, New Jersey, or the corporate trust office of its successors, for an equal principal amount of bonds of this series of other authorized denominations, in the manner and on the terms provided in the Indenture.

      If, pursuant to the Series C PCRB Agreement, all or a


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
portion of the principal of the Series C PCR Bonds shall become or be declared immediately due and payable, a like principal amount of the Bonds of this series, together with all accrued interest thereon, shall without notice or demand of any kind, become immediately due and payable. The Series C PCR Bonds are subject to such acceleration upon the occurrence and continuance of any of the "Events of Default" specified in the Series C PCRB Agreement.

      If the Series C PCR Bonds are to be redeemed as a whole or in part on any date as provided in the Series C PCRB Agreement, a like principal amount of the Series K Bonds shall be redeemed on such date, at a redemption price equal to the redemption price at which the Series C PCR Bonds are to be so redeemed, as set forth in the Series C PCRB Agreement, stated as a percentage of principal amount of the Series K Bonds to be so redeemed, together in every case with accrued and unpaid interest thereon to the date fixed for redemption. The Series K Bonds shall be redeemed as aforesaid in accordance with the provisions of the Indenture and upon not more than forty-five (45) nor less than thirty (30) days' prior notice given by mail as provided in Indenture; provided that the Company shall be deemed to have satisfied such notice requirement if it shall have delivered to the Series C PCRB Trustee, or received from the Series C PCRB Trustee, as appropriate, at the time and in the manner specified in the Series C PCRB Agreement, the notice required pursuant to the Series C PCRB Agreement to be delivered in connection with the redemption of the Series C PCR Bonds. The Company shall deliver a copy of such notice to the Trustee at the time of such delivery to or receipt from the Series C PCRB Trustee.

      Except as provided in the immediately preceding paragraph, the Bonds of this series are not subject to redemption under any provisions of the Indenture.

      If this Bond is called in whole or in part, and if moneys have been duly deposited or otherwise made available to the Trustee for redemption hereof, or of the part hereof so called, as required in the Indenture, this Bond, or such called part hereof, shall be due and payable on the date fixed for redemption and thereafter this Bond, or such called part hereof, shall cease to bear interest on the date fixed for redemption and shall cease to be entitled to the lien of the Indenture, and, as respects the Company's liability hereon, this Bond, or such called part hereof, shall be deemed to have been paid; but, if less than the whole principal amount hereof shall be so called, the registered owner hereof shall be entitled, in addition to the sums payable on account of the part called, to receive, without expense to such owner, upon surrender hereof, one or more Bonds of this series for an aggregate principal amount equal to that part of the principal amount hereof not then called and paid.

      The Indenture contains provisions permitting the Company and the Trustee to effect, by supplemental indenture, certain


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
modifications of the Indenture without any consent of the holders of the bonds, and to effect certain other modifications of the Indenture, and of the rights of the holders of the bonds, with the consent of the holders of not less than a majority in aggregate principal amount of all bonds issued under the Indenture at the time outstanding, or in case one or more, but less than all, of the series of said bonds then outstanding are affected, with the consent of the holders of not less than a majority in aggregate principal amount of said outstanding bonds of each series affected.

      No recourse shall be had for the payment of the principal of or premium, if any, or interest on this Bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator or against any stockholder, director or officer, past, present or future, as such, of the Company or any affiliate of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company or any trustee, receiver or assignee or otherwise, under any constitution, or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors or officers, as such, being waived and released by the holder and owner hereof by the acceptance of this Bond and as part of the consideration for the issuance hereof and being likewise waived and released by the terms of the Indenture.


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
                                   SCHEDULE D
                        Description of Certain Properties
                                    Acquired
                               Since April 1, 1998

      The following deeds and conveyances, recorded in the Registries of Deeds in the Counties in New Hampshire indicated, contain descriptions of certain properties acquired in fee simple by the Company since April 1, 1998.

Grantor                       Date           Book/Page      County/Town
Wayne W. Wheeler              2/08/2000      2193/1302      Merrimack/Bow
& Katherine B. Wheeler

Bellemore Business            03/09/2000     6216/1230      Hillsborough/Bedford
Park, LLC


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
THE STATE OF CONNECTICUT )
COUNTY OF HARTFORD       )    ss.   Berlin


      Then personally appeared before me David R. McHale, Vice President and Treasurer, and O. Kay Comendul, Secretary, of Public Service Company of New Hampshire, a New Hampshire corporation, and severally acknowledged the foregoing instrument to be their free act and deed in their said capacities and the free act and deed of said corporation.

      Witness my hand and notarial seal this ___th day of December, 2001, at Berlin, Connecticut.


                                     Name:
                                     Notary Public in and for the State
                                     of Connecticut
                                     My Commission Expires:

(Notarial Seal)

THE STATE OF NEW JERSEY  )
COUNTY OF MORRIS         )  ss. Morristown


      Then personally appeared before me Stephanie Roche, Vice President, and ____________, ______________, of First Union National Bank, a national banking association, and acknowledged the foregoing instrument to be their free act and deed in their said capacities and the free act and deed of said corporation.

      Witness my hand and notarial seal this __th day of December, 2001, at Morristown, New Jersey.


                                     Name:
                                     Notary Public in and for the State
                                     of New Jersey
                                     My Commission Expires:

(Notarial Seal)


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
                                   ENDORSEMENT

      First Union National Bank, Trustee, being the mortgagee in the foregoing Supplemental Indenture, hereby consents to the cutting of any timber standing upon any of the lands covered by said Supplemental Indenture and to the sale of any such timber so cut and of any personal property covered by said Supplemental Indenture to the extent, but only to the extent, that such sale is permitted under the provisions of the Original Indenture as referred to in, and as amended by, the Tenth Supplemental Indenture thereto dated as of May 1, 1991, the Eleventh Supplemental Indenture thereto dated as of April 1, 1998, and the Twelfth Supplemental Indenture, dated as of December 1, 2001.


FIRST UNION NATIONAL BANK,
as Trustee as aforesaid

By     /s/ Stephanie Roche
       Name:  Stephanie Roche
       Title: Vice President


Signed, sealed and acknowledged
on behalf of First Union National Bank
in the presence of us:

_________________


_________________


Witnesses
CORPORATE SEAL


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